Loss and Loss Adjustment Expense Reserves (Details) - Schedule of incurred and paid claims development to the liability for losses and loss adjustment expenses $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Schedule of incurred and paid claims development to the liability for losses and loss adjustment expenses [Abstract]
Total incurred losses and loss adjustment expenses, net of reinsurance	$ 128,495
Total paid losses and loss adjustment expenses, net of reinsurance	(105,343)
Liabilities for loss and LAE, net of reinsurance	23,152
Reinsurance recoverable on losses and LAE	33,941
Loss and loss adjustment expense reserves, gross of reinsurance	$ 57,093